EXHIBIT 10.7


                           INTEREST PURCHASE AGREEMENT


THIS AGREEMENT is dated for reference the 31st day of March, 1999 between Neptune Management Corp., a company incorporated under the laws of the State of California (the "Purchaser") and the limited partners as described in Schedule "A" and in Schedule "E" attached to this Agreement (collectively, the "Vendors") of Neptune-Los Angeles, Ltd., a limited partnership under the laws of the State of California ("Neptune LA"), Neptune-Santa Barbara, Ltd., a limited partnership under the laws of the State of California ("Neptune SB"), Neptune-Miami, Ltd., a limited partnership under the laws of the State of Florida ("Neptune MI"), Neptune-St. Petersburg, Ltd., a limited partnership under the laws of the State of California ("Neptune SP"), Neptune-Ft. Lauderdale, Ltd., a limited partnership under the laws of the State of Florida ("Neptune "FT"), Neptune-Nassau, Ltd., a limited partnership under the laws of the State of California ("Neptune NA"), and Neptune-Westchester, Ltd., a limited partnership under the laws of the State of California ("Neptune WT") (Neptune LA, Neptune SB, Neptune MI, Neptune SP, Neptune FT, Neptune NA and Neptune WT are collectively referred to as the "Partnerships"), Lari Acquisition Company, Inc., a company incorporated under the laws of the State of California ("Lari Co.") and Lari Corp., a company incorporated under the laws of the State of Florida ("Lari").

WHEREAS:

A. The Purchaser is the general partner and a 50% owner of each of the Partnerships;

B. Each of the Vendors is the registered and beneficial owner of those number limited partnership units in one or more of the Partnerships as set forth beside each of their names in Schedule "A" and in Schedule "E" (collectively, the "Interests");

C. Each of the Partnerships have been established pursuant to limited partnership agreements (the "Partnership Agreements") which set forth, among other things, the manner in which the Interests may be sold, assigned or transferred;

D. The Purchaser is being purchased by Lari Co. and Lari pursuant to two purchase agreements dated March 31, 1999 (the "Share Purchase Agreements"); and

E. The Vendors have agreed to sell their respective Interests to the Purchaser and the Purchaser has agreed to purchase the Interests from the Vendors.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   PURCHASE AND SALE OF INTERESTS

Each of the Vendors hereby sells and transfers to Lari through the Purchaser, and Lari through the Purchaser hereby purchases and acquires from each of the Vendors, all of each of the Vendors' right, title and interest in and to the Interests.



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2.   PURCHASE PRICE

The Purchaser hereby agrees to pay to the Vendors $9,022,626.00 (the "Purchase Price") for the Interests,

3.   PAYMENT OF PURCHASE PRICE

     3.1 The Purchaser will pay the Purchase Price on March 31, 1999, or such other date as the parties may agree (the "Closing Date"), as follows:

          (a) the sum of $361,874.00 byway of wire transfer to City National Bank, 400 North Roxbury Drive, Beverly Hills, CA, 90210 (the "Escrow Agent"), in trust for the Vendors (the "Escrow Agent");

          (b) 357,025 shares of common stock of Lari (the "Lari Shares") issued by Lari to each of the Vendors and delivered to the Escrow Agent, in trust for the Vendors; and

          (c) the sum of $6,875,627.00 by way of an undivided 36.1875105% interest to the Vendors in a promissory note ("Note"), in the form attached as Schedule "B" to this Agreement, delivered to the Escrow Agent, in trust for the Vendors.

     3.2 The Purchase Price payable to each of the Vendors is set out in Schedule "A" and Schedule "E" of this Agreement.

4.   ACKNOWLEDGMENT UNDER THE PARTNERSHIP AGREEMENTS

The parties acknowledge that all conditions required in each of the Partnership Agreements for the sale, assignment or transfer of the Interests as contemplated herein, including, but not limited to, any right of first refusal offerings and any consents, have been satisfied or hereby waived and that any sale, assignment or transfer of the Interests as contemplated herein does not violate any provision of any of the Partnership Agreements.

5.   VENDORS' WARRANTIES AND REPRESENTATIONS

     5.1 Each of the Vendors represent, warrant and covenant on behalf of each of themselves only and on behalf of no other partners, limited or general, to the Purchaser, Lari and Lari Co. as follows:

          (a) each of the Vendors is the registered and beneficial owner of those number of limited partnership units of one or more of the Partnerships as set forth beside each of their names in Schedule A and Schedule `E";



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          (b)  all of the Interests are validly issued and  outstanding as fully paid and non-assessable in the limited partnership units of the Partnerships and are free and clear of all liens, charges and encumbrances;

          (c) the Purchaser is not indebted to any of the Vendors and none of the Vendors is indebted to the Purchaser;

          (d) each of the Vendors has good and sufficient right and authority to enter into this Agreement and to transfer legal and beneficial title and ownership of the Interests to the Purchaser;

          (e) none of the Vendors has previously entered into a binding agreement for the sale of, or the granting of an option to purchase their respective Interests;

          (f)  none  of  the   Vendors   has  relied  on  any   representations,
               understandings or other inducements not expressly set forth in this Agreement;

          (g) each of the Vendors has been fully advised by independent legal counsel concerning the terms and effect of this Agreement;

          (h) each of the Vendors enter into this Agreement voluntarily, without duress or undue influence;

          (i) each of the Vendors has the legal capacity, power and authority to hold the Lari Shares and the Note to be owned by them on the Closing Date (the "Securities");

          (j) each of the Vendors acknowledge that Lari Co. and Lari are newly formed companies which were formed in part for the purpose of acquiring the Interests and that the Vendors have not been provided with any offering memorandum or similar disclosure document, including financial information, in respect of the current or proposed business activities of Lari Co. and Lari;

          (k) each of the Vendors is accepting the Securities as the Purchase Price as set out in subsection 3 only for investment purposes on their own account and not for the purpose of selling the Securities in connection with any distribution of the Securities. Each of the Vendors acknowledge that the Securities are subject to resale restrictions and, for this reason, the Securities shall display the legend, substantially in the form as follows:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH


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               SECURITIES,  AGREES FOR THE BENEFIT OF THE CORPORATION  THAT SUCH
               SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE
               SECURITIES  ACT  OR  RULE  144  UNDER  THE  SECURITIES   ACT,  IF
               APPLICABLE, OR (D) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT PRIOR TO SUCH SALE THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO IT, AS TO THE AVAILABILITY OF AN EXEMPTION."

          (l) each of the Vendors acknowledge that the Securities to be received by them on the Closing Date were not advertised in printed media of general and regular paid circulation, radio or television;

          (m) each of the Vendors is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (U.S.); and

          (n) the Vendors are resident at the addresses set forth beside their names in Schedule "A" and Schedule "E".

     5.2 Each of the Vendors indemnify the Purchaser against any loss or damage sustained by the Purchaser, directly or indirectly, by reason of a breach of their respective warranties or representations (and not the warranties and representations of others) set forth in this Section 5. Each of the Vendors acknowledge that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement and that no information which is now known or which may hereafter become known to the Purchaser or its professional advisers will limit or extinguish the obligation to indemnify hereunder.

     5.3 The respective representations, warranties, covenants and agreements of the parties hereto, which are contained in this Agreement and in any certificates and documents delivered in connection herewith will be true at and as of the Closing Date and will survive the Closing Date, the purchase and sale contemplated herein and any reorganization or amalgamation of any party hereto.



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6.   CONDITIONS OF CLOSING

The obligation of the Purchaser, Lari Co. and Lari to complete the sale and purchase of the Interests is subject to the following terms and conditions for the exclusive benefit of the Purchaser, Lari Co. and Lari, to be fulfilled on performed at or prior to the Closing Date or said terms and conditions may be waived by the Purchaser, Lari Co. and Lari at their sole discretion:

          (a) The transactions contemplated in the Share Purchase Agreements have been completed and Lari Co. is the registered and beneficial owner of all the issued and outstanding shares of the Purchaser;

          (b) Each of the Vendors has entered into an escrow arrangement with the Escrow Agent on terms and conditions which are satisfactory to the Purchaser, Lari Co. and Lari;

          (c) Each of the Vendors has executed a Certificate of Accredited Investor in the form attached as Schedule "C" to this Agreement; and

          (d) Each of the Vendors listed in Schedule "A" has executed a release agreement in the form attached as Schedule "D" to this Agreement.

          (e) Each of the Vendors listed in Schedule "F" has executed release agreements attached as Schedule "F" to this Agreement.

7.   MISCELLANEOUS

     7.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association which rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The place of arbitration shall be Los Angeles. The language of arbitration shall be English. This provision is not intended to apply to any award of arbitration costs to a party to compensate for dilatory or bad faith conduct in the arbitration pursuant to this paragraph. The prevailing parties shall also be entitled to an award of reasonable attorneys' fees. Any such arbitration shall permit, and the parties hereto expressly reserve their rights to conduct discovery pursuant to and in accordance with the discovery rules set forth in the California Code of Civil Procedure and other applicable state laws, to the same extent as if the parties were not agreeing to arbitration.

     7.2 The Vendors will execute and deliver all such further documents and instruments and do all acts and things the Purchaser may require to carry out the full intent and meaning of this Agreement and to assure the Purchaser the transfer of the Interests.



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     7.3  This  Agreement,  and other written  agreements  associated  herewith, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties with respect to the subject matter hereof.

     7.4 This agreement will be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective permitted, where applicable, successors, assigns, heirs, executors and administrators.

     7.5 The Vendors will not assign their rights or obligations provided by this Agreement without the prior written consent of the Purchaser. Prior to payment of the Purchase Price in full, the Purchaser will not be entitled to assign any of its respective rights and obligations provided by this Agreement without prior written consent of the Vendors.

     7.6 Any notice or other communication required or permitted to be given hereunder shall be in writing and delivered or sent by telefax and, if telefaxed, shall be deemed to have been received on the next business day following transmittal and acknowledgment of receipt by the recipients telefax machine or if delivered by hand shall be deemed to have been received at the time it is delivered. Notices addressed to an individual shall be validly given if left on the premises indicated below. Notice of change of address shall also be governed by this Subsection 7.6. Notices shall be delivered or addressed as follows:

          If to the Purchaser, Lari Co. and Lari, to:

          2424 North Federal Highway
          Boca Raton, Florida 33431
          Fax:  (561) 367-9763

          If to the Vendors:

          At the addresses set forth in Schedule 'A' and Schedule 'E'.

          With a copy to:

          Keith Zimmet, Esq.
          Lewitt, Hackman, Hoefflin
          Shapiro, Marshall & Harlan
          16633 Ventura Blvd., Eleventh Floor
          Encino, CA 91436-1870
          Fax: (818) 981-4764

          And to:



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          Mark S. Novak, Esq.
          Novak & Bases, LLP
          16633 Ventura Blvd., Suite 1200
          Encino, CA 91436
          Fax: (818) 905-1864

     7.7 In the event that any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby

     7.8  Time will be of the essence of this Agreement.

     7.9 The captions and headings of the sections and the subsections in this Agreement have been inserted as a matter of convenience and reference only.

     7.10 Whenever the singular or the masculine are used in this Agreement the same will be deemed to include the plural or the feminine or the corporate where the context or the parties so require.

     7.11 This Agreement may be executed in any number of counterparts, each of which will be treated as an original but all of which, collectively, will constitute a single instrument. This Agreement will be binding once signed and delivered and a signature by facsimile, will be deemed to be execution and delivery.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first herein above written.

LARI ACQUISITION COMPANY, INC.


Per: /s/ Suzanne L. Wood
     ------------------------------------
     Authorized Signatory

LARI CORP.


Per: /s/ Suzanne L. Wood
     ------------------------------------
     Authorized Signatory


NEPTUNE MANAGEMENT CORP.

Per: /s/ Suzanne L. Wood
     ------------------------------------
     Authorized Signatory



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/s/ Emanuel Weintraub
--------------------------------------
EMANUEL WEINTRAUB as attorney-in-fact
for each of the vendors listed
in Schedule "A" attached hereto



/s/ Marvin Falikoff                         /s/ Stuart M. Solomon
-----------------------------------         -----------------------------------
MARVIN FALIKOFF (an individual)             STUART M. SOLOMON (an individual)



/s/ Mervyn K. Kalman                        /s/ Marcia Deifik
-----------------------------------         -----------------------------------
MERVYN K. KALMAN (an individual)            MARCIA DEIFIK (an individual)